UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

Wincash Apolo Gold & Energy Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27791	98-0412805
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9th floor, Kam Chung Commercial Bldg., 19-21 Hennessy Road, Wanchai, Hong Kong

(Address of Principal Executive Offices) (Zip Code)

(852) 3111 7718

Registrant’s telephone number, including area code

_______________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective September 14, 2015, Wincash Apolo Gold & Energy Inc., (“Apolo” or the “Company”) (OTCQB.APLL) a Nevada corporation, reports the private sale by Kelvin Chak Wai Man, the President and a Director of the Company, a total of 3,228,823 shares of the company owned by him. 300,000 shares were sold to each of 10 individuals and 228,823 shares were sold to a private Belize registered company. The shares were sold at a price of $0.10 per share and are restricted pursuant to Rule 144 of the United States Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wincash Apolo Gold & Energy, Inc.
/s/ Kelvin Chak
Date: September 17, 2015	Kelvin Chak, President, CEO, Director